SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 10, 2005


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

       0-28074                                            04-3130648
(Commission File Number)                    (I.R.S. Employer Identification No.)

          25 First Street
           Cambridge, MA                                      02141
(Address of Principal Executive Offices)                   (Zip Code)

                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On August 9, 2005, Sapient Corporation (the "Company") filed with Securities and Exchange Commission the Company's Report on Form 10-Q for the second fiscal quarter of 2005 ("Form 10-Q").

In the Form 10-Q Overview section of Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations, page 17, the Company stated that:

         "We estimate that our operating margin for the third quarter of 2005 will be in the range of 11 to 13%, and 15% for the twelve months ending December 31, 2005."

The Company hereby wishes to clarify that the foregoing sentence in Form 10-Q should have stated as follows:

         "We estimate that our operating margin for the third quarter of 2005 will be in the range of 11 to 13%, and 15% for the fourth quarter of 2005."


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 10, 2005                      SAPIENT CORPORATION
                                               (Registrant)



                                                     By:  /s/ Kyle A. Bettigole
                                                         -----------------------
                                                            Corporate Counsel &
                                                            Assistant Secretary,
                                                            as Attorney-in-Fact